UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. markets chugged along at a reasonable pace early in the year, supported by healthy corporate earnings, strong balance sheets, and increasing consumer demand. Renewed merger activity also helped U.S. equities rally in the first half of 2011. But stocks tumbled and Treasury yields plunged as a slowdown in economic performance came amid a political season of acrimony over raising the nation’s debt ceiling and a debate over taxes and spending whose resolution was put off for another day. The nation’s credit rating was promptly downgraded before attention shifted to Europe, where the sovereign debt crisis took a perilous turn and investors grew uncertain as to whether the eurozone would dissolve. Markets appeared to take comfort that the torrent of bad news had abated and economic indicators improved in the fourth quarter. Small-cap stocks rallied after being hit for much of the year. Our determination to buy shares of quality companies at favorable valuations continued to bear fruit late in the period and helped us outperform our benchmark and peer group for the full year and last six months.

As shown in the accompanying Performance Comparison table, the New Horizons Fund returned 6.63% for the 12 months ended December 31, 2011, outpacing the small-cap Russell 2000 Index and the more relevant Russell 2000 Growth Index, as well as its peer group of similarly managed funds, the Lipper Small-Cap Growth Funds Index. For the last six months, the fund declined 4.77% but solidly outperformed the Russell indexes and its Lipper peer group. The fund’s long-term relative performance is solid. Lipper ranked the New Horizons Fund 9 of 511, 1 of 444, 9 of 388, and 6 of 252 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2011. (Past performance cannot guarantee future results.)

We believe our performance over the last year demonstrates that our disciplined investment approach continues to perform well. We would like to reiterate that the fund invests in three major groups of small-cap growth companies—potential long-term winners, durable niche growth companies, and out-of-favor durable brand companies.

MARKET ENVIRONMENT

Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was subdued for the first half of the year as the U.S. economy showed signs of strengthening and the Federal Reserve began buying $600 billion in Treasury securities to suppress longer-term interest rates and promote economic growth. The rally was supported by a two-year extension of federal tax cuts at the end of 2010 and a one-year cut in payroll taxes, as well as healthy corporate earnings and merger activity. Shares reached new bull market highs by the end of April despite political turmoil in the Middle East and North Africa and sharp increases in oil and other commodity prices.

Volatility soared in August amid a spate of unwelcome news, including a slowdown in economic activity and an agonizing debate in the nation’s capital over raising the statutory federal debt ceiling. While the extension was approved, politicians proved unable to resolve their differences over a long-term deficit reduction plan, which prompted Standard & Poor’s to downgrade the U.S. government’s long-term sovereign credit rating from AAA to AA+ in early August. Weeks later, the Federal Reserve announced a plan intended to drive down long-term borrowing costs by swapping some of the central bank’s short-term Treasury holdings for longer-term issues. The European sovereign debt crisis continued to worsen throughout the year. It came to a head in November with the ouster of governments in Greece and Italy and the sense—if temporary—that Europe was beginning to understand the long-term challenges and focus on restoring fiscal discipline necessary to save the euro.

Despite the political setbacks, the U.S. recovery appeared to regain traction in the fourth quarter. Weekly jobless claims reached their lowest level in nearly two years, the manufacturing and services sectors strengthened, and consumer sentiment improved. These factors, along with an uptick in new housing construction, helped to give stocks a jolt late in the year.

PORTFOLIO REVIEW

In the last year, our health care and consumer discretionary holdings generated strong absolute gains due to the strong performances of biotechnology companies and the solid performances of holdings in the retail, hotel, restaurants, and leisure segments of the market. Indeed, our positions helped the fund generate a positive return for our shareholders during a period in which small-cap shares underperformed large-caps and had negative returns for the year. Our industrials and business services and information technology holdings performed reasonably well given the macroeconomic environment, though they hurt absolute performance. We continue to focus on companies with growing market share and strong management teams that can take advantage of opportunities regardless of the economic and spending environment. Our financial services holdings weighed on performance due to the continuing pressures in capital markets. Our modest ownership in this sector reflects continued caution toward financials and better opportunities elsewhere.

The opportunity for small-cap companies to become large-caps remains a core thesis of our investment strategy, and perhaps nowhere is this more evident than among therapeutics, where small-cap companies can bring to market new drugs for untreated and serious needs. Biotechnology holding Pharmasset was the portfolio’s top performer. The company’s shares surged on positive data for its hepatitis C drug and from an acquisition from Gilead Sciences. Alexion Pharmaceuticals gained on the strength of its blood disease drug Soliris. It recently received European and U.S. Food and Drug Administration approval for treatment of atypical hemolytic uremic syndrome, a rare disease primarily affecting the blood and kidneys. Regeneron Pharmaceuticals, which develops drugs for cancer, macular degeneration, and auto-inflammatory diseases, performed well, as did Vertex Pharmaceuticals, the beneficiary of positive news for its drug Incivek. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Several of our health care holdings represent attractive service business models that benefit from the advantages of scale and their ability to make end markets more efficient. Examples include Henry Schein, a health care supplies distributor, and SXC Health Solutions, which provides pharmacy benefit management services and technology solutions to the health care industry. Another holding, athenahealth, is a software-as-a-service business services provider that automates and manages billing-related functions, maintenance of electronic medical records for physicians, and communication with patients and other providers. Shares declined in the last quarter of the year as the company increased investment spending in 2012, which resulted in lower earning projections. Our thesis in the company remains consistent. We view the company as a potential long-term winner. The underlying financial model is strong, allowing management to continue to reinvest in both product and distribution to grow the business.

The information technology sector remains our largest allocation, at about 25% of the portfolio. We focus on companies with growing market share and strong management teams that can take advantage of the inevitable changes in the underlying industry regardless of the spending environment. Areas of focus include mobile computing, online media and commerce, and enterprise computing. We have substantial investments in enterprise computing, as we believe we are in a period of significant change in this segment as we transition from companies buying inputs to those buying and measuring outputs. Among our investments are Rackspace Hosting, the leading provider of managed hosting computer services; Concur Technologies, the leading expense and travel management software company; and Gartner, the leading IT information and research company.

We also continue to hold significant investments in online media and commerce. Among our investments are Youku.com, the leading online video site in China, and OpenTable, the leading electronic restaurant reservation platform. We added to existing positions in both companies in the second half of the year.

Occasionally, the fund invests in private companies with the view that we can participate in potential market-leading companies at an earlier stage in their life cycle than at the initial public offering stage. Our threshold for such investments is high. In addition to meeting our public market criteria, we also need to be comfortable with the additional risks of investing in an illiquid security. In such investments, we put additional scrutiny on management and largely focus on our innovation areas. Two years ago, Angie’s List met our criteria, and we have invested in each subsequent financing event, including the November IPO. This subscription service enables consumers to reduce transaction costs in both home services and health care. As the company continues to grow, it becomes more valuable to its subscribers because it has richer data and projects more clout over service providers on behalf of its members. The company has the potential to change the way services are purchased through lower costs and improved quality and service levels. The founding management team remains focused on improving its customer experiences and using the financial returns from older markets to invest in younger markets and new products.

Consumer discretionary holdings proved positive to overall results. O’Reilly Automotive, an auto parts retailer, boasts the characteristics of a long-term winner and a durable niche company. Focused on both do-it-yourself consumers and professional auto repair shops, it has continued to successfully expand through both new stores and acquisitions. Its recent integration of CSK stores provided the platform to enter new markets, drive organic revenue growth, and lower working capital, resulting in significant cash generation. Choice Hotels International develops and franchises hotels under 11 brand names worldwide. The company has an attractive business model and continues to navigate the choppy local economy with solid results.

The industrials and business services sector was a continued source of solid performance. Clean Harbors, a leading operator of hazardous waste services, including incineration, disposal, and on-site clean-up services, performed well. The company has a dominant position in this specialty waste market because it controls a majority of the noncaptive incineration capacity in North America. The company also benefits from a deep level of integration into the information systems of its large customers. Managed by its founder, Clean Harbors is an example of the importance of business model innovation in an area of the economy where one would not normally expect to find it. Advisory Board, which provides research and analysis, business intelligence, and software tools to the health care and education industries, was another strong performer. The firm has strong contract value growth and high client retention. Rockwood Holdings, a specialty chemical firm with a strong European presence, fell amid fears of a slowdown in the eurozone. The firm is well positioned in lithium production and should benefit when electric vehicles take off. As with all our holdings, we remain vigilant in our investment thesis.

In the energy sector, our equipment and services holdings performed well. FMC Technologies remains one of the portfolio’s top positions. The producer of subsea oil and gas production equipment has maintained its leadership in the industry by focusing on technology and strong customer relationships. Bill Barrett, an oil and gas company leveraged to Rocky Mountain gas, dipped as gas prices appeared stuck at lower levels. The firm’s rich liquid holdings, though, encouraged us to initiate a position.

Financials continued to falter amid the sluggish credit environment and uncertainty about the outcome of the final rule-writing and implementation of the Dodd-Frank financial services reform law. We own a few holdings in this sector but eliminated our position in asset manager Waddell & Reed. We grew concerned about the firm’s business concentration in a key product given its size relative to its end market. We bought shares of Brown & Brown, a well-run property and casualty insurance broker that suffered in recent years from the painful combination of a soft pricing environment and a challenging economy, especially in its key regions of Florida, California, and the Midwest. We believe the property and casualty cycle should improve within a few years, and we favor the broker business model.

OUTLOOK

We tend to believe that major issues, once identified, are less likely to create significant stress than unanticipated events. But as you know, identifying a problem is hardly an effective tonic for eliminating the problem. The final story in the eurozone is hard to predict, but it appears that companies are beginning to move forward with their business plans despite this uncertainty.

Longer-term, these issues present a canary in a coal mine for the U.S. At this point, both major political parties in Washington, D.C., seem to agree on the underlying risks of budget deficits. Unfortunately, at this point our politicians have not shown the necessary courage to address the nation’s long-term challenges. We hope that in this year of presidential politics a leader will emerge who will face these challenges with the same candor that we would expect from our portfolios’ CEOs when faced with a significant long-term challenge. We are not suggesting that the business cycle is determined on government action but, rather, that it can be affected by policy moves in Washington, D.C., Berlin, and Beijing.

Despite these misgivings, we continue to see encouraging signs of a gradual recovery, including improvements in manufacturing, consumer sentiment, and the labor market. The housing market continues to struggle, but even here we see some signs of improvements, with several regions reporting higher sales activity and a rebound in prices.

As we expected, earnings growth among small-caps—particularly among small-cap growth companies—has continued to trail large-caps as the economic recovery progresses and the prospect for future fiscal stimulus dims. Despite their steep underperformance versus large-caps in 2011, we believe small-caps remain at premium valuations versus large-caps. As the sector is not trading at a discount to large-caps, it would appear unlikely that their outperformance in the fourth quarter of 2011 will continue. Indeed, the New Horizons Fund’s price/earnings (P/E) ratio (stock price compared with per share earnings) stood at a relatively high level of 25.2 at the end of December 2011. The New Horizons Fund’s P/E relative to the S&P 500 on expected 12-month forward earnings is 2.04, near its highest level in decades. With regard to other metrics, such as price/book and price/cash flow, the ratios are closer to relative highs.

Our team of research analysts is focused less on the macroeconomic picture and more on identifying individual companies that can sustain high long-term earnings and cash flow growth regardless of the economic environment.

Given current small-cap valuations and the number of uncertainties we face, we believe stock picking will be at a premium. We are confident that T. Rowe Price’s analytical team will continue to identify high-quality, well-managed, innovative small-cap companies with strong earnings potential. We also believe our diversified portfolio of high-growth, small-cap companies can deliver attractive returns to shareholders over time.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 17, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.0%		
CONSUMER DISCRETIONARY 20.8%		
Distributors 0.5%		
Pool	1,384,804	41,682
		41,682
Diversified Consumer Services 1.2%		
American Public Education (1)(2)	1,432,189	61,985
K12 (1)(2)	1,920,343	34,451
		96,436
Hotels, Restaurants & Leisure 6.3%		
Betfair (GBP)	1,676,099	19,587
BJ's Restaurants (2)	1,080,100	48,950
Chipotle Mexican Grill (2)	178,100	60,151
Choice Hotels International	1,855,813	70,614
Orient-Express, Class A (2)	2,081,062	15,546
Panera Bread, Class A (2)	1,157,200	163,686
Vail Resorts (1)	1,825,200	77,315
WMS Industries (2)	2,016,019	41,369
		497,218
Household Durables 2.0%		
Harman International	2,021,041	76,880
iRobot (2)	550,200	16,424
Tempur-Pedic (2)	1,137,900	59,774
		153,078
Internet & Catalog Retail 2.1%		
Blue Nile (1)(2)	1,129,251	46,164
HSN	502,100	18,206
MakeMyTrip (2)	1,768,519	42,515
Netflix (2)	765,043	53,010
Vitacost.com (2)	778,200	4,840
		164,735

Media 1.5%		
Lamar Advertising (2)	859,100	23,625
Morningstar	1,467,417	87,238
Pandora Media (2)	561,000	5,616
		116,479
Specialty Retail 4.8%		
ANN (2)	1,643,100	40,716
Francesca's Holdings (2)	1,197,101	20,710
Monro Muffler Brake	1,197,070	46,435
O'Reilly Automotive (2)	2,215,000	177,089
Rue21 (2)	1,199,300	25,905
Zumiez (1)(2)	2,296,011	63,737
		374,592
Textiles, Apparel & Luxury Goods 2.4%		
Carters (2)	1,854,400	73,824
Michael Kors Holdings, Acquisition Date: 7/11/11 Acquisition Cost $21,867 (2)(3)	1,804,281	46,708
Michael Kors Holdings (2)	396,600	10,807
Under Armour (2)	804,701	57,770
		189,109
Total Consumer Discretionary		1,633,329
CONSUMER STAPLES 2.0%		
Beverages 0.1%		
Boston Beer, Class A (2)	122,445	13,293
		13,293
Food & Staples Retailing 1.3%		
Fresh Market (2)	1,012,149	40,385
PriceSmart	861,396	59,944
		100,329

Food Products 0.6%		
Flowers Foods	2,380,550	45,183
		45,183
Total Consumer Staples		158,805
ENERGY 5.9%		
Energy Equipment & Services 2.9%		
FMC Technologies (2)	3,286,000	171,628
Oil States International (2)	526,100	40,178
RigNet (1)(2)	795,008	13,309
		225,115
Oil, Gas & Consumable Fuels 3.0%		
Approach Resources (2)	435,200	12,799
Bill Barrett (2)	1,033,100	35,198
Cloud Peak Energy (2)	1,961,600	37,898
Goodrich Petroleum (2)	1,569,400	21,548
Laredo Petroleum (2)	438,600	9,781
Northern Oil & Gas (1)(2)	3,234,000	77,551
SM Energy	488,500	35,709
Voyager Oil & Gas (1)(2)	2,915,800	7,494
Voyager Oil & Gas, Warrants, 2/4/16, Aquisition Date: 2/4/11 Acquisition Cost $0 (1)(2)(3)	1,242,500	1,172
		239,150
Total Energy		464,265
FINANCIALS 5.2%		
Capital Markets 0.8%		
Financial Engines (2)	2,187,600	48,849
Greenhill	154,500	5,619
KBW	499,300	7,580
Penson Worldwide (2)	867,500	1,006

Trian Acquisition, Equity Units, EC (2)	1,380,100	–
		63,054
Commercial Banks 1.7%		
Signature Bank (2)	1,028,900	61,724
SVB Financial Group (2)	913,000	43,541
Texas Capital Bancshares (2)	486,100	14,879
Western Alliance Bancorp (2)	1,726,817	10,758
		130,902
Consumer Finance 0.9%		
Green Dot, Class A (1)(2)	2,151,800	67,179
		67,179
Diversified Financial Services 1.2%		
MSCI, Class A (2)	2,951,699	97,199
		97,199
Insurance 0.6%		
Brown & Brown	925,000	20,933
Infinity Property & Casualty	435,821	24,729
		45,662
Total Financials		403,996
HEALTH CARE 18.1%		
Biotechnology 7.1%		
Abcam (GBP)	1,955,099	11,082
Alexion Pharmaceuticals (2)	1,188,800	84,999
Alkermes (2)	656,624	11,399
Amarin, ADR (2)	735,400	5,508
Anacor Pharmaceuticals (2)	407,600	2,527
Ardea Biosciences (2)	276,396	4,646
Dyadic International (2)	875,000	849
Exelixis (2)	5,050,000	23,912

Halozyme Therapeutics (2)	368,700	3,506
Human Genome Sciences (2)	1,671,000	12,349
Idenix Pharmaceuticals (2)	2,400,000	17,868
Incyte (2)	5,117,800	76,818
Infinity Pharmaceuticals (2)	466,621	4,125
InterMune (2)	600,000	7,560
Ironwood Pharmaceuticals (2)	146,200	1,750
Lexicon Pharmaceuticals (2)	4,750,780	6,129
Momenta Pharmaceuticals (2)	722,000	12,556
Neurocrine Biosciences (2)	829,700	7,053
NPS Pharmaceuticals (2)	312,100	2,057
Pharmacyclics (2)	810,800	12,016
Pharmasset (2)	833,200	106,816
Regeneron Pharmaceuticals (2)	1,578,300	87,485
Rigel Pharmaceuticals (2)	780,300	6,157
Seattle Genetics (2)	903,270	15,098
Targacept (2)	107,600	599
Theravance (2)	560,600	12,389
Tranzyme (2)	821,100	2,422
Vertex Pharmaceuticals (2)	239,300	7,947
Vical (2)	1,585,015	6,990
		554,612
Health Care Equipment & Supplies 1.5%		
ArthroCare (2)	332,378	10,530
Conceptus (2)	1,021,300	12,909
EnteroMedics (2)	1,528,600	2,599
EnteroMedics, Warrants, 6/8/16 (2)	908,400	504
EnteroMedics, Warrants, 9/28/16 (2)	128,400	83
GenMark Diagnostics (1)(2)	1,027,100	4,232
HeartWare International (2)	449,455	31,012
IDEXX Laboratories (2)	744,100	57,266
Tornier (2)	133,857	2,409
		121,544

Health Care Providers & Services 4.7%		
AMERIGROUP (2)	1,178,600	69,632
Fleury (BRL)	4,125,000	47,326
Health Management (2)	5,851,000	43,122
Henry Schein (2)	1,261,400	81,272
HMS Holdings (2)	2,240,400	71,648
LCA-Vision (2)	612,500	1,776
Owens & Minor	1,475,800	41,012
PSS World Medical (2)	659,600	15,956
		371,744
Health Care Technology 3.1%		
athenahealth (1)(2)	1,829,000	89,840
HealthStream (2)	870,000	16,052
SXC Health Solutions (2)	2,387,200	134,829
		240,721
Life Sciences Tools & Services 0.9%		
BG Medicine (2)	421,700	1,991
Bruker (2)	3,555,000	44,153
Illumina (2)	882,903	26,911
		73,055
Pharmaceuticals 0.8%		
Aegerion Pharmaceuticals (2)	217,500	3,641
Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Acquisition Cost $79 (2)(3)	630,000	341
AVANIR Pharmaceuticals (2)	4,019,800	8,241
Cadence Pharmaceuticals (2)	1,000,000	3,950
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $16 (2)(3)	131,000	152
Cardiome Pharma (2)	735,489	1,934
MAP Pharmaceuticals (2)	109,700	1,445
Medicines Company (2)	823,500	15,350
Nektar Therapeutics (2)	735,400	4,114

Optimer Pharmaceuticals (2)	775,000	9,486
Pacira Pharmaceuticals (2)	802,650	6,943
XenoPort (2)	1,063,000	4,050
		59,647
Total Health Care		1,421,323
INDUSTRIALS & BUSINESS SERVICES 16.2%		
Aerospace & Defense 1.2%		
HEICO, Class A (1)	1,589,093	62,531
Hexcel (2)	965,800	23,382
Taser International (2)	1,250,500	6,402
		92,315
Air Freight & Logistics 0.1%		
Hub Group, Class A (2)	156,252	5,067
		5,067
Airlines 0.7%		
Allegiant Travel (1)(2)	1,049,845	55,999
		55,999
Commercial Services & Supplies 4.6%		
Clean Harbors (2)	2,354,258	150,037
Innerworkings (1)(2)	3,953,362	36,806
Interface, Class A (1)	3,337,200	38,511
Mobile Mini (2)	2,090,200	36,474
Waste Connections	2,917,000	96,669
		358,497
Construction & Engineering 0.3%		
Sarana Menara Nusantara (IDR) (2)	24,925,500	27,489
		27,489

Electrical Equipment 2.8%		
Acuity Brands	1,627,177	86,241
Roper Industries	1,559,000	135,430
		221,671
Machinery 3.1%		
Charter International (GBP)	2,157,427	31,662
Colfax (2)	1,201,800	34,227
Energy Recovery (2)	933,263	2,408
EnPro Industries (1)(2)	1,187,100	39,151
Lindsay	158,900	8,722
Middleby (2)	190,900	17,952
Toro	846,800	51,367
Valmont Industries	617,400	56,054
		241,543
Professional Services 2.6%		
Advisory Board (1)(2)	987,000	73,246
CoStar Group (2)	1,163,842	77,663
Korn/Ferry (1)(2)	3,402,000	58,038
		208,947
Trading Companies & Distributors 0.8%		
H&E Equipment Services (2)	521,948	7,004
Interline Brands (2)	1,227,500	19,112
MSC Industrial Direct	498,500	35,668
		61,784
Total Industrials & Business Services		1,273,312
INFORMATION TECHNOLOGY 23.5%		
Communications Equipment 1.5%		
ADTRAN	550,000	16,588
Aruba Networks (2)	1,800,000	33,336

Finisar (2)	2,700,000	45,212
Meru Networks (2)	596,200	2,462
Ubiquiti Networks (2)	888,248	16,193
		113,791
Computers & Peripherals 0.3%		
Intevac (1)(2)	1,511,800	11,187
QLogic (2)	900,000	13,500
		24,687
Electronic Equipment, Instruments & Components 0.9%		
Elster Group, ADR (2)	1,490,256	19,373
National Instruments	198,700	5,156
Orbotech (2)	894,400	8,926
Trimble Navigation (2)	944,000	40,970
		74,425
Internet Software & Services 6.6%		
Active Network (2)	2,623,600	35,681
Ancestry.com (2)	804,678	18,475
Angie's List (2)	751,648	12,102
Angie's List, Acquisition Date: 3/15 - 5/17/11 Acquisition Cost $25,810 (2)(3)	2,989,704	45,727
Bankrate (2)	2,171,350	46,684
Carbonite (2)	625,000	6,937
Cornerstone OnDemand (2)	1,590,000	29,002
MercadoLibre	277,600	22,080
OpenTable (1)(2)	1,572,300	61,524
Rackspace Hosting (2)	3,031,100	130,368
SPS Commerce (2)	500,000	12,975
Velti (2)	500,000	3,400
Vocus (2)	745,300	16,464
Youku.com, ADR (1)(2)	4,461,333	69,909
Youku.com, Class A, Acquisition Date: 9/15/10 Acquisition Cost $- (1)(2)(3)	6	—

Zulily, Aquisition Date: 8/2/11, Acquisition Cost $10,180 (2)(3)	1,446,118	10,180
		521,508
IT Services 3.1%		
Gartner (2)	3,504,000	121,835
Genpact (2)	700,000	10,465
iSoftstone Holdings, ADR (2)	1,900,000	16,625
Sapient (1)	7,485,956	94,323
Xoom, Acquisition Date: 8/26/10, Acquisition Cost $449 (2)(3)	401,257	449
		243,697
Semiconductor & Semiconductor Equipment 3.5%		
BCD Semiconductor Manufacturing, ADR (2)	397,500	1,582
Cavium (2)	1,000,000	28,430
Cymer (2)	250,000	12,440
Diodes (2)	700,000	14,910
Fairchild Semiconductor, Class A (2)	650,000	7,826
GT Advanced Technologies (2)	1,500,000	10,860
Hittite Microwave (2)	300,000	14,814
Intersil Holding, Class A	2,800,000	29,232
PDF Solutions (2)	919,200	6,407
PMC-Sierra (2)	8,000,000	44,080
Semtech (2)	975,000	24,199
Silicon Laboratories (2)	1,200,000	52,104
Teradyne (2)	800,000	10,904
TriQuint Semiconductor (2)	3,500,000	17,045
		274,833
Software 7.6%		
Ariba (2)	2,400,000	67,392
Bottomline Technologies (2)	1,200,000	27,804
Cadence Design Systems (2)	3,200,000	33,280
Commvault Systems (2)	496,900	21,228
Concur Technologies (2)	1,750,000	88,882
DynaVox, Class A (1)(2)	956,000	3,480

TELECOMMUNICATION SERVICES 0.0%		
Diversified Telecommunication Services 0.0%		
Vonage Holdings (2)	339,536	832
Total Telecommunication Services		832
Total Miscellaneous Common Stocks 1.0% (4)		79,405
Total Common Stocks (Cost $5,476,487)		7,472,539
CONVERTIBLE PREFERRED STOCKS 2.4%		
CONSUMER DISCRETIONARY 0.7%		
Internet & Catalog Retail 0.5%		
coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $17,482 (2)(3)	3,182,444	17,483
Peixe Urbano, Acquisition Date: 12/5/11 Acquisition Cost $19,858 (2)(3)	603,212	19,858
		37,341
Media 0.2%		
Glam Media, Acquisition Date: 7/2/07 - 3/19/08 Acquisition Cost $10,353 (2)(3)	805,923	4,183
Glam Media, EC, Acquisition Date: 7/2/07 - 3/19/08 Acquisition Cost $1,479 (2)(3)	115,132	597
TrialPay, Acquisition Date: 7/1/11 Acquisition Cost $9,245 (2)(3)	2,750,132	9,245
		14,025
Total Consumer Discretionary		51,366
INFORMATION TECHNOLOGY 1.7%		
Communications Equipment 0.1%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $8,470 (2)(3)	847,000	6,352
		6,352

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/11	Value 12/31/10
Advisory Board	$ 11,513	$ 7,833	$ -	$ 73,246	$ 43,953
Allegiant Travel	18,595	28,578	-	55,999	60,846
American Public Education	29,839	6,587	-	61,985	*
athenahealth	52,840	7,599	-	89,840	*
BCD Semiconductor Manufacturing, ADR	4,219	70	-	*	-
Blue Nile	29,225	21,133	-	46,164	*
Clark Holdings	-	7,354	-	-	-
Clark Holdings Equity Units	-	-	-	-	232
Clark Holdings Warrants, 2/25/11	-	-	-	-	6
CoStar Group	26,640	12,703	-	*	*
DynaVox, Class A	-	175	-	3,480	5,002
eLong, ADR	2,826	14,775	-	-	-
EnPro Industries	50,521	603	-	39,151	-
Epiq Systems	-	840	351	26,876	31,579
FEI	-	35,592	-	-	51,500
GenMark Diagnostics	4,393	28	-	4,232	-
Global Traffic Network	2,631	13,172	-	-	13,989
Green Dot, Class A	65,544	1,364	-	67,179	38,736
Harry Winston Diamond	62,921	739	-	45,592	-
HealthStream	-	1,614	-	*	12,735
HEICO, Class A	4,054	297	168	62,531	44,587
Innerworkings	6,151	373	-	36,806	20,848
Interface, Class A	47,739	552	168	38,511	-
Intevac	-	170	-	11,187	21,602
K12	22,256	7,011	-	34,451	*
Koppers	1,022	414	1,005	39,819	40,864
Korn/Ferry	14,313	9,306	-	58,038	72,223

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/11
Investment Income (Loss)	
Income	
Dividend	$ 23,266
Securities lending	1,029
Interest	565
Other	290
Total income	25,150
Expenses	
Investment management	52,289
Shareholder servicing	11,767
Prospectus and shareholder reports	256
Custody and accounting	374
Registration	85
Legal and audit	34
Directors	36
Miscellaneous	129
Total expenses	64,970
Expenses paid indirectly	(1)
Net expenses	64,969
Net investment loss	(39,819)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	1,272,680
Futures	1,561
Foreign currency transactions	(1,033)
Net realized gain	1,273,208
Change in net unrealized gain (loss)	
Securities	(756,455)
Futures	(1,534)
Other assets and liabilities denominated in foreign currencies	(21)
Change in net unrealized loss	(758,010)
Net realized and unrealized gain	515,198
INCREASE IN NET ASSETS FROM OPERATIONS	$ 475,379

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $234,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2011, the fund realized $71,561,000 of net gain on $146,387,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $38,284,000 for the year ended December 31, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2011, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2011, the fund recognized $1,561,000 of realized gain on Futures and a $1,534,000 change in unrealized loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,455,706,000 and $3,726,872,000, respectively, for the year ended December 31, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $122,000 for Price Associates; $1,887,000 for T. Rowe Price Services, Inc.; and $3,571,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2011, the fund was charged $215,000 for shareholder servicing costs related to the college savings plans, of which $148,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2011, the fund was allocated $111,000 of Spectrum Funds’ expenses and $1,728,000 of Retirement Funds’ expenses. Of these amounts, $1,059,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 11% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $89,421,000 from short-term capital gains,

  $1,028,701,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $22,332,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $21,802,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Director and Member of the Advisory
Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, New Horizons Fund
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Blandino (1971)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Executive Director,
Convertible Sales, J.P. Morgan (to 2009)

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, MIT Sloan School
of Management (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Graham M. McPhail (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, The Boston
Company Asset Management (to 2008)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Ashley R. Woodruff, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Vice President and
Senior Restaurants Analyst, Friedman, Billings,
Ramsey & Co. (to 2007)

Nalin Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012